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                                                                    Exhibit 10.5



                               THE RTK GROUP, INC.

                            1999 STOCK INCENTIVE PLAN

                            As adopted June 14, 1999



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                                Table of Contents
                                                                          PAGE
                                                                          ----
Article 1.GENERAL...........................................................1

         1.1      Purpose...................................................1
         1.2      Administration............................................1
         1.3      Persons Eligible for Awards...............................2
         1.4      Types of Awards Under the Plan............................2
         1.5      Shares Available for Awards...............................2
         1.6      Definitions of Certain Terms..............................3
         1.7      Agreements Evidencing Awards..............................3

Article 2.STOCK OPTIONS.....................................................3

         2.1      Grant of Stock Options....................................3
         2.2      Exercisability of Options.................................4
         2.3      Limitation on Exercise....................................4
         2.4      Payment of Option Price...................................4
         2.5      Termination of Employment.................................6
         2.6      Special ISO Requirements..................................7

Article 3.MISCELLANEOUS.....................................................7

         3.1      Amendment of the Plan; Modification of Awards.............7
         3.2      Restrictions..............................................8
         3.3      Nontransferability........................................9
         3.4      Withholding Taxes.........................................9
         3.5      Adjustments Upon Changes in Capitalization................9
         3.6      Right of Discharge Reserved..............................10
         3.7      No Rights as a Stockholder...............................10
         3.8      Nature of Payments.......................................10
         3.9      Non-Uniform Determinations...............................10
         3.10     Other Payments or Awards.................................11
         3.11     Reorganization...........................................11
         3.12     Section Headings.........................................12
         3.13     Effective Date and Term of Plan..........................12
         3.14     Governing Law............................................12



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                                   ARTICLE 1.

                                     GENERAL

         1.1 PURPOSE. The purpose of this 1999 Stock Incentive Plan (the "Plan) is to provide for certain officers, directors and key employees of The RTK Group, Inc. (the "Company") or its subsidiaries an equity-based incentive to maintain and enhance the performance and profitability of the Company.

         1.2 ADMINISTRATION.

                  (a) The Plan shall be administered by the Compensation Committee or such other committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"), which committee shall consist of two or more directors; PROVIDED, HOWEVER, that solely to the extent deemed necessary or advisable by the Board to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "ACT"), if any class of common equity securities of the Company is required to be registered under section 12 of the Act, each director appointed to the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Act, and solely to the extent deemed necessary or advisable by the Board to satisfy the requirements of Section 162(m) of the Internal Revenue Code (the "Code"), each director appointed to the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                  (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  (c) The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

                  (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                  (e) Notwithstanding anything to the contrary contained herein, unless and until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board. Notwithstanding the foregoing, a member of the Committee may not act with respect to any award of options to such member.




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         1.3 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made to such officers, directors and executive, managerial, professional or other employees of the Company or its subsidiaries , as the Committee shall from time to time in its sole discretion select; officers and directors who are not employees of the Company or its subsidiaries also shall be eligible to receive awards under the Plan.

         1.4 TYPES OF AWARDS UNDER THE PLAN.

                  (a) Awards may be made under the Plan in the form of stock options ("options"), as more fully set forth in Article 2.

                  (b) Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

                  (c) All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that an option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

         1.5 SHARES AVAILABLE FOR AWARDS.

                  (a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which options may be granted under the Plan shall be 4,000,000. Shares of Common Stock covered by the Plan which expire, terminate, or are cancelled for any reason whatsoever without grantee (or the grantee's beneficiary) having enjoyed any of the benefits of stock ownership shall again become available for awards under the Plan.

                  (b) Shares of stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

                  (c) Without limiting the generality of the foregoing, the Committee may cancel any award granted under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine (provided that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made) without the grantee's consent, where (unless the applicable Plan agreement (as defined in Section 1.7(a)) otherwise provides) the substituted award confers upon the grantee, until exercised, substantially the same economic benefit inherent in the replaced award, and with the grantee's consent if otherwise or if such substitution is deemed to be a modification (within the meaning of Code section 424(h)(3)) of such award.



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         1.6 DEFINITIONS OF CERTAIN TERMS.

                  (a) The term "Common Stock" as used herein means the shares of voting common stock, par value $.01 per share, of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

                  (b) Except as otherwise determined by the Committee in its sole discretion, the "fair market value" as of any date and in respect of any share of Common Stock shall be the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange, or if not, then such average on such other stock exchange or, if none, the NASDAQ National Market, on which shares of the Common Stock are principally trading, on such date, if any, or if none, then as otherwise determined by the Committee in its sole discretion. In no event shall the fair market value of any share be less than its par value.

         1.7 AGREEMENTS EVIDENCING AWARDS.

                  (a) Options granted under the Plan shall be evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable, (ii) be referred to herein as "Plan agreements" and (iii) may, but are not required, to be in the form attached hereto as EXHIBIT 1.

                  (b) Each Plan agreement with respect to the granting of an option shall set forth the number of shares of Common Stock subject to the option granted thereby.

                  (c) Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. Except as otherwise determined by the Committee with respect to nonqualified stock options, the option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted. In the case of options intended to be incentive stock options, the option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted.

                                   ARTICLE 2.

                                  STOCK OPTIONS

         2.1 GRANT OF STOCK OPTIONS. The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.






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         2.2 EXERCISABILITY OF OPTIONS. Subject to the other provisions of this
Plan:

                  (a) EXERCISABILITY DETERMINED BY PLAN AGREEMENT. Each Plan agreement shall set forth the period during which, and the conditions subject to which, the option evidenced thereby shall be exercisable, as determined by the Committee in its discretion.

                  (b) DEFAULT PROVISIONS. Unless the applicable Plan agreement otherwise specifies:

                           (i) no option shall be exercisable prior to the first
                  anniversary of the date of grant, and

                           (ii) subject to Section 2.5, each option shall, to
                  the extent it becomes exercisable, remain exercisable through the day prior to the tenth anniversary of the date of grant, after which such option shall terminate and cease to be exercisable.

                  (c) PARTIAL EXERCISE PERMITTED. Unless the applicable Plan agreement otherwise provides, an option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such option shall then be exercisable.

                  (d) NOTICE OF EXERCISE; EXERCISE DATE.

                           (i) An option shall be exercisable by the filing of a
                  written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.4.

                           (ii) Unless the applicable Plan agreement otherwise
                  provides or the Committee in its sole discretion otherwise determines, the date of exercise of an option shall be the date the Company receives such written notice of exercise.

                           (iii) For purposes of the Plan, the "option exercise
                  date" shall be deemed to be the sixth business day immediately following the date written notice of exercise is received by the Company.

         2.3 LIMITATION ON EXERCISE. Notwithstanding any other provision of the Plan, no Plan agreement shall permit an award to be exercisable more than ten
(10) years after the date of grant.

         2.4 PAYMENT OF OPTION PRICE.

                  (a) TENDER DUE UPON NOTICE OF EXERCISE. Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion





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otherwise determines, (i) any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased, and (ii) the grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to the option exercise date.

                  (b) MANNER OF PAYMENT. Payment of the option exercise price shall be made in any combination of the following:

                           (i) by certified or official bank check payable to
                  the Company (or the equivalent thereof acceptable to the Committee);

                           (ii) with the consent of the Committee in its sole
                  discretion, by personal check (subject to collection), which may in the Committee's discretion be deemed conditional; and

                           (iii) if and to the extent provided in the applicable
                  Plan agreement and only if the Common Stock of the Company is traded on a stock exchange, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under section 16(b) of the Act and does not require any Consent (as defined in Section 3.2).

                  (c) CASHLESS EXERCISE. Payment in accordance with clause (i) of Section 2.4(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan agreement, (i) if the Common Stock of the Company is traded on a stock exchange or admitted to trading on the NASDAQ National Market, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, and (ii) if the Common Stock of the Company is not traded on a stock exchange, by having the Company withhold a sufficient number of shares of Common Stock otherwise issuable to the grantee upon exercise of the option so that the value of such shares withheld will equal the aggregate exercise price of the shares of Common Stock delivered to the grantee and withheld by the Company. For purposes hereof, the value of the shares of Common Stock delivered and withheld shall be determined by the Committee. The Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such exercise would not result in the grantee incurring any liability under section 16(b) of the Act and does not require any Consent (as defined in Section 3.2).





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                  (d) ISSUANCE OF SHARES. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 3.2, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

         2.5 TERMINATION OF EMPLOYMENT. Notwithstanding anything herein to the contrary and unless the applicable Plan agreement otherwise provides:

                  (a) GENERAL RULE. All options granted to a grantee shall terminate upon his termination of employment for any reason (including death) except to the extent post-employment exercise of the vested portion of an option is permitted in accordance with this Section 2.5. The "vested portion" of any option shall mean the portion thereof which is vested immediately prior to the grantee's termination of employment for any reason.

                  (b) IMPROPER ACTIVITY; QUIT. All options granted to a grantee shall terminate and expire on the day the grantee's employment is terminated following the occurrence of an event constituting cause or the grantee quits employment (other than retirement in the normal course at retirement age (as established by the Board of Directors)), whether or not he is a party to a written employment contract. For purposes of this Section 2.5, the Company shall only have "cause" to terminate the grantee's employment if (i) the grantee is convicted of fraud, embezzlement or any other unlawful or tortious conduct, whether or not it involves or is committed against the Company or any subsidiary, or (ii) the grantee willfully engages in any act of misconduct that is materially detrimental to the business or reputation of the Company or any subsidiary; PROVIDED, HOWEVER, that if such misconduct does not involve illegal conduct and has resulted in a detriment that is reasonably capable of being cured, the Company shall give the grantee a reasonable period, not to exceed five business days, to affect such cure.

                  (c) REGULAR TERMINATION; LEAVES OF ABSENCE. If the grantee's employment terminates for reasons other than as provided in subsection (b) or
(d) of this Section 2.5, the portion of options granted to such grantee which were vested and exercisable immediately prior to such termination of employment may be exercised until the earlier of (a) 30 days after his termination of employment or (b) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan agreement; provided, that the Committee may in its sole discretion determine such other period for exercise in the case of an individual who transfers his employment with the Company's consent to a purchaser of a business disposed of by the Company. The Committee may in its discretion determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of employment for purposes of the Plan, and (ii) the impact, if any, of any such leave on outstanding awards under the Plan.

                  (d) DEATH. If a grantee's employment terminates by reason of death, or if a grantee's employment terminates in the manner described in
Section 2.5(c)




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and he dies within the period for exercise provided for therein, the options vested and exercisable by him immediately prior to his death shall be exercisable by the person to whom such options pass under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (a) one year after the grantee's death or (b) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan agreement.

         2.6 SPECIAL ISO REQUIREMENTS. In order for a grantee to receive special tax treatment with respect to stock acquired under an option intended to be an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. No option intended to be an incentive stock option shall be granted under the Plan unless the Plan is approved by the stockholders of the Company, within 12 months before or after the date the Plan is adopted. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (a) the option exercise price per share shall in no event be less than 110 percent of the fair market value of the Common Stock on the date of such grant and (b) such option shall not be exercisable after the expiration of five years after the date such option is granted. To the extent that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable for the first time by any grantee during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options.

                                   ARTICLE 3.

                                  MISCELLANEOUS

         3.1 AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

                  (a) PLAN AMENDMENTS. The Board may, without stockholder approval, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award. Furthermore, from and after the time the Plan is initially approved by the stockholders, except as and to the extent otherwise permitted by Section 3.5 or 3.11, no such amendment shall, without stockholder approval:

                           (i) materially increase the benefits accruing to
                  grantees under the Plan;





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                           (ii) increase, beyond the amounts set forth in
                  Section 1.5, the total number of shares of Common Stock in respect of which options may be issued under the Plan;

                           (iii) materially modify the designation in Section
                  1.3 of the class of persons eligible to receive awards under the Plan;

                           (iv) permit a stock option to be exercisable more
                  than 10 years after the date of grant; or

                           (v) extend the term of the Plan beyond the period set
                  forth in Section 3.13.

                  (b) AWARD MODIFICATIONS. With the consent of the grantee (except with respect to the Committee's ability to substitute awards without the consent of the grantee in accordance with Section 1.5(c)), and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award.

         3.2 RESTRICTIONS.

                  (a) CONSENT REQUIREMENTS. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee may make any payment in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained.

                  (b) CONSENT DEFINED. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iv) any and all consents,





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clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company.

         3.3 NONTRANSFERABILITY. No award granted to any grantee under the Plan or under any Plan agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any option granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by him. The grantee hereby covenants and agrees that the grantee will not sell, assign, mortgage, pledge, encumber or otherwise transfer any interest in the Shares of Common Stock acquired upon exercise of any option without the prior written consent of the Company. Any purported sale, assignment, mortgage, pledge, encumbrance or other transfer in violation of this Section 3.3 shall be null and void and of no force or effect.

         3.4 WITHHOLDING TAXES.

                  (a) Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option, the Company may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

                  (b) Without limiting the generality of the foregoing, if and to the extent provided in the applicable Plan agreement, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, that the grantee furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award(s) giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date the award(s) was exercised).

         3.5 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If and to the extent specified by the Committee, the number or character of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards under the Plan, the option exercise price theretofore granted under the Plan, and the amount payable by a grantee in respect of an award (if any), may be appropriately adjusted (as the Committee may determine) for any change in the number or character of issued shares of common stock resulting from the subdivision or




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combination of shares of common stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other change in such shares of common stock effected without receipt of consideration by the Company; provided, that any awards covering fractional shares of common stock resulting from any such adjustment shall be eliminated, and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section 3.5 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         3.6 RIGHT OF DISCHARGE RESERVED. Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such person.

         3.7 NO RIGHTS AS A STOCKHOLDER. No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grant of an award which has not yet vested and/or become exercisable, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

         3.8 NATURE OF PAYMENTS.

                  (a) Any and all awards or payments hereunder shall be granted, issued or paid, as the case may be, in consideration of services performed for the Company by the grantee.

                  (b) No such awards, issuances and payments shall, unless otherwise determined by the Committee, be taken into account in computing the amount of the grantee's salary or compensation for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the grantee.

                  (c) By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement.

         3.9 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such





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persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan and (c) the treatment of leaves of absence for purposes of Section 2.5(c).

         3.10 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         3.11 REORGANIZATION.

                  (a) In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of common stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a "change of control" (as defined in Section 3.11(c) below) after the date of the adoption of this Plan, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the dates upon which any or all outstanding options shall be vested and/or exercisable shall be advanced and the Committee may in its discretion by written notice to each grantee provide that his options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the vesting and/or exercisability of such awards).

                  (b) Whenever deemed appropriate by the Committee, any action referred to in Section 3.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

                  (c) For purposes of Section 3.11(a), the term "change of control" means either (i) a person or "group" (within the meaning of section 13(d)(3) of the Act) acquiring or having beneficial ownership of securities (including options, warrants, rights and convertible and exchangeable securities) having a majority of the ordinary voting power of the capital stock of the Company (assuming exercise or conversion solely of the securities held by such person or group) or (ii) the election of a majority of the directors of the Company who are not currently directors of the Company and are not designated or approved by a majority of the Company's current directors or their designated or approved successors. Notwithstanding the foregoing, the term "change of control" shall not include an offering of any class of shares of common stock of the Company registered under the Securities Act of 1933, as amended (or any successor act).

         3.12 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

         3.13 EFFECTIVE DATE AND TERM OF PLAN.

                  (a) The Plan shall be deemed adopted and become effective upon the approval thereof by the Board or on such other date as the Board shall determine; PROVIDED, HOWEVER, that no option shall be exercisable unless and until the Plan shall have been approved by the stockholders; and provided further that, notwithstanding any other provision of the Plan, if any class of common equity securities of the Company is required to be registered under section 12 of the Act, the Board shall, in its discretion, take such action as it deems necessary to satisfy the requirement for shareholder approval of Rule 16b-3 under the Act.

                  (b) The Plan shall terminate 10 years after the earlier of the date on which it becomes effective or the date on which it is approved by shareholders, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

         3.14 GOVERNING LAW. This Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                                                                       Exhibit 1

                         FORM OF STOCK OPTION AGREEMENT

                        INCENTIVE STOCK OPTION AGREEMENT
                              THE RTK GROUP, INC.
                            1999 Stock Incentive Plan


                  STOCK OPTION AGREEMENT (this "Agreement"), dated as of ______, 1999 (the "Date of Grant"), between THE RTK GROUP, INC. (the "Company"), a New Jersey corporation, and __________ (the "Grantee").

                  The Company has agreed to grant an option to the Grantee pursuant to the Company's 1999 Stock Incentive Plan (the "Plan"). A copy of the Plan, as in effect on the Date of Grant, has been supplied to the Grantee and the Grantee hereby acknowledges receipt thereof. The provisions of the Plan, including the definitions of terms that are not otherwise defined in this Agreement, are incorporated herein by reference. The parties hereto agree as follows:

                  1. Grant of Option. Subject to all the terms and conditions of the Plan and this Agreement, the Company grants to the Grantee an option to purchase ___ shares of common stock of the Company, no par value (the "Common Stock"). The option is intended to qualify as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and accordingly the provisions of Section 2.6 of the Plan are applicable hereto.

                  2. Exercise Price. The option exercise price per share of Common Stock covered by this option shall be $[ ].

                  3. Vesting and Exercisability. [The option granted under this Agreement shall become cumulatively exercisable with respect to [20]% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of December 31, 1999, December 31, 2000, December 31, 2001, December 31, 2002 and December 31, 2003; provided, however, that the Grantee is employed by the Company on such December 31.]

                  4. Term. The term of the option shall commence on the Date of Grant and shall expire on the day prior to the tenth anniversary of the Date of Grant, unless the option shall have been earlier terminated in accordance with the terms of the Plan.

                  5. Procedure for Exercise.

                  (a) To the extent exercisable, the option may be exercised, in whole or in part, by the Grantee's filing of a written notice of exercise with the Company, which notice shall:

                           (i) state that the Grantee elects to exercise the option;

                           (ii) state the number of shares with respect to which the Grantee is exercising the option (the "Shares");

                           (iii) state the method of payment for the Shares, pursuant to Section 5(b) hereof;

                           (iv) in the event that the option shall be exercised by any person other than the Grantee, include appropriate proof of the right of such person to exercise the option; and

                           (v) comply with such further requirements consistent with the Plan as the Committee may from time to time prescribe.

                  (b) Subject to Section 2.4 of the Plan, payment of the option exercise price for the Shares shall be made in any combination of the following:

                           (i) by certified or official bank check payable to the Company;

                           (ii) with the consent of the Committee, by personal check (subject to collection); and

                           (iii) if the Common Stock of the Company is traded on a stock exchange or on the NASDAQ National Market, by the delivery of previously acquired shares of Common Stock owned by the Grantee for at least six (6) months and having a fair market value equal to the portion of the option exercise price being paid.

                  (c) Subject to Section 2.4(c) of the Plan, payment in accordance with Section 5(b)(i) above may be deemed to be satisfied,
         (i) if the Common Stock of the Company is traded on a stock exchange or the NASDAQ National Market, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Grantee's direction at the time of exercise, or (ii) if the Common Stock of the Company is not traded on a stock exchange, by having the Company withhold a sufficient number of shares of Common Stock otherwise issuable to the Grantee upon exercise of the option so that the fair market value of such shares withheld will equal the aggregate exercise price of the shares of Common Stock delivered to the Grantee and withheld by the Company.

                  (d) As a condition of delivery of the Shares, the Grantee shall remit an amount sufficient to satisfy all Federal, state and other governmental withholding tax requirements relating thereto. The use of shares of stock to satisfy such withholding requirements is permitted if the Common Stock of the Company is traded on a stock exchange. The Grantee may also elect to have the Company withhold sufficient shares of Common Stock otherwise issuable pursuant to the option (determined in a manner comparable to that described in Section 5(c)(ii) hereof) in order to satisfy such withholding requirements.

                  (e) As a further condition of delivery of the Shares, the Grantee shall become a party to and agree to become bound by the Stockholders Agreement among the Company and the other parties thereto dated as of June __, 1999 (the "Stockholders Agreement"). The Grantee shall execute and deliver to the Company a signature page to the Stockholders Agreement.

                  (f) Upon the exercise of the option at a time when there is not in effect a registration statement under the Securities Act of 1933 relating to the Shares, the Grantee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Shares shall be acquired for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and the Grantee shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable Federal and state securities, blue sky and other laws. No Shares shall be purchased upon the exercise of the option unless and until the Company and/or the Grantee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction, unless the Committee has received evidence satisfactory to it that a prospective Grantee may acquire such shares pursuant to an exemption from registration under the applicable securities laws. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company reserves the right to place a legend on any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                  6. Termination of Employment. The option shall terminate and expire upon the Grantee's termination of employment for any reason (including death) except to the extent post-employment exercise of the vested portion of the option is permitted in accordance with Section 2.5 of the Plan.

                  7. No Rights as a Stockholder, Employee, etc.

                  (a) The Grantee shall not have any of the rights of a stockholder of the Company with respect to shares subject to the option until the issuance of a stock certificate to the Grantee for such shares and execution and delivery by Grantee of the Stockholders Agreement. Except as provided in Section 3.5 of the Plan, no adjustment shall be made for dividend distributions or other rights for which the record date is prior to the date such stock certificate is issued.

                  (b) Nothing in this Agreement or the option shall confer upon the Grantee the right to continue in the employment or service of the Company or affect the right of the Company to terminate the Grantee's employment or service.

                  8. Restriction on Transfer. No award granted to any Grantee under the Plan or this Agreement shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution. Shares acquired upon exercise of the option are subject to the restrictions on transfer set forth in Section 3.3 of the Plan.

                  9. Reorganization. In the event of a Reorganization Event or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the dates upon which any or all outstanding options shall be vested and/or exercisable shall be advanced to the date of such Reorganization Event and the Committee may in its discretion by written notice to each Grantee, provide that his options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice.

                  10. Notices. All notices or other communications which are required or permitted hereunder shall be deemed sufficient if contained in a written instrument given by personal delivery, telecopier, air courier or registered or certified mail, postage prepaid, return receipt requested, addressed to such party at the address set forth below or such other address as may thereafter be designated in a written notice from such party to the other party:

                  if to the Company:  The RTK Group, Inc.
                                      c/o Communication Resources Incorporated
                                      1001 West Cyprus Creek Road
                                      Suite 200
                                      Ft. Lauderdale, FL 33309
                                      Attention: Craig Russey
                                      Facsimile: (800) 243-5198

                  with a copy to:     Crest Communications Partners, LP
                                      320 Park Avenue
                                      New York, NY  10022
                                      Attention: General Counsel
                                      Facsimile: (212) 317-2710

                  if to the Grantee:
                                      -------------------------
                                      -------------------------
                                      -------------------------
                                      -------------------------

All such notices, advances and communications shall be deemed to have been delivered and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of telecopier, upon receipt of machine confirmation and (iii) in the case of mailing, on the third business day following such mailing.

                  11. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  12. Grantee Undertaking. The Grantee shall take whatever additional actions and execute whatever additional documents the Company or the Committee may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of this Agreement.

                  13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, excluding the choice of law rules thereof.

                  14. Capitalized Terms. Any capitalized term used in this Agreement and not otherwise defined shall have the meaning set forth in the Plan.

                  15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  16. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

                                    THE RTK GROUP, INC.,
                                       a New Jersey  corporation


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    GRANTEE:

                                    ---------------------------------------

                                    ---------------------------------------

                             OPTION EXERCISE NOTICE
                        INCENTIVE STOCK OPTION AGREEMENT
                               THE RTK GROUP, INC.

                            1999 Stock Incentive Plan




         The undersigned participant in the THE RTK GROUP,INC. 1999 Stock Incentive Plan (the "Plan") does hereby exercise the right to purchase __________ shares of Common Stock, no par value, of The RTK Group, Inc. pursuant to the Option granted to me on _________, ____ under the Plan. Enclosed herewith is $ __________, an amount equal to the total exercise price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.


                                      Date:
                                            ---------------------------------

                                      OPTIONEE:
                                               ------------------------------

Send a completed copy of this Option Exercise Notice to:

                           The RTK Group, Inc.
                           c/o Communication Resources Incorporated
                           1001 West Cypress Creek Road  Suite 200
                           Fort Lauderdale, FL 33309
                           Attn: Craig Russey